BUSINESS COMBINATION, SIGNIFICANT TRANSACTION AND SALE OF BUSINESS (Details) (USD $) In Thousands, unless otherwise specified	May 31, 2013 Comm It Group [Member]	Feb. 26, 2013 Pilat Europe Limited Ltd and Pilat North America Inc [Member]
Net Assets	$ 1,233	$ 406
Intangible assets	4,270	827
Total assets acquired	$ 8,933	$ 1,233